Exhibit 10.3

Farmland Partners Inc.

RLOC 2022

Loan No: 202721

GUARANTY

This guaranty is dated as of October 13, 2022, and is by FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("Guarantor") to and in favor of BRIGHTHOUSE LIFE INSURANCE COMPANY, a Delaware corporation ("Lender").

Lender has extended credit to FPI ILLINOIS I LLC, a Delaware limited liability company ("Illinois", and PH FARMS LLC, an Illinois limited liability company ("Farms", and Illinois and Farms, individually and collectively, "Borrower") under the terms and conditions of the Loan Agreement between Borrower and Lender dated as of the date of this guaranty (that agreement, the "Loan Agreement").

Each capitalized term used in this guaranty that is defined in the Loan Agreement and not defined in this guaranty will have the meaning specified in the Loan Agreement. This guaranty will be interpreted in accordance with the Drafting Conventions.

Guarantor has an economic interest in Borrower or will otherwise obtain a material financial benefit from Lender's extension of credit to Borrower. Lender requires that Guarantor execute this guaranty as a condition of the Loan Agreement.

To induce Lender to extend credit to Borrower, and in consideration thereof, Guarantor agrees:

1.              Guaranty. Guarantor absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due (whether at stated maturity or earlier, by reason of acceleration or otherwise), and at all times thereafter, and the full and prompt performance when due, of the Guaranteed Obligations, strictly in accordance with the terms of this guaranty, the Loan Agreement and the other Loan Documents. This guaranty is a present and continuing guaranty of payment, and not merely of collection, and shall remain in full force and effect until the Guaranteed Obligations have been paid in full and any commitments provided by Lender with respect to the Guaranteed Obligations have been terminated.

2.              Guaranteed Obligations. The term "Guaranteed Obligations" means:

(a)            all Obligations (defined in the Loan Agreement), including: (i) those evidenced by the Promissory Note dated as of the date of this guaranty from Borrower to Lender in the maximum principal amount of $75,000,000.00; and (ii) all other indebtedness, liabilities and obligations of Borrower to Lender arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several;

(b)            all obligations of Guarantor under this guaranty; and

(c)            any of the foregoing that arises after the filing of a petition by or against Borrower or Guarantor under an Insolvency Proceeding.

3.              Rights of the Lender. Lender may perform any or all of the following acts at any time, without notice to Guarantor and without affecting Guarantor's obligations under this guaranty:

(a)            amend or modify the terms of any Guaranteed Obligation, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loan or any portion thereof;

(b)            take and hold security for the Guaranteed Obligations or this guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security;

(c)            direct the order and manner of any sale of all or any part of any security now or later to be held for the Secured Obligations or this guaranty, and the Lender may also bid at any such sale;

(d)            apply any payments or recoveries from Borrower, Guarantor or any other source, and any proceeds of any security, to the Guaranteed Obligations in such manner, order and priority as the Lender may elect, whether or not those obligations are guaranteed under this guaranty or secured at the time of the application;

(e)            release Borrower of its liability for the Loan or any portion thereof;

(f)            substitute, add or release any one or more guarantors or endorsers; and

(g)            extend other credit to Borrower, with or without taking or holding security for the credit so extended.

4.              Guaranty Absolute and Unconditional. Guarantor agrees that until the Guaranteed Obligations have been paid in full and any commitments provided by Lender with respect to the Guaranteed Obligations have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this guaranty or that, but for this section, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this guaranty. Guarantor waives and surrenders any defense to any liability under this guaranty based upon any such action, including but not limited to any action of Lender described in Section 3. It is the express intent of Guarantor that Guarantor’s obligations under this guaranty are and shall be absolute and unconditional.

5.              Guarantor's Waivers. Guarantor waives:

(a)            any right to require Lender to proceed against Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in Lender's power whatsoever;

(b)            any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

(c)            any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and

(d)            the benefit of any statute of limitations affecting Guarantor's liability hereunder.

6.              Waiver of Subrogation. So long as any Guaranteed Obligations are unpaid or unsatisfied, Guarantor waives to the extent permitted by Applicable Law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this guaranty, and Guarantor waives to the extent permitted by Applicable Law any right to enforce any remedy that Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

7.              Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this guaranty, notices of the existence, creation, or incurring of new or additional Guaranteed Obligations or any other indebtedness, liabilities or obligations of Borrower to Lender, and notices of any fact that might increase Guarantor’s risk.

8.              Waivers of Other Rights and Defenses. Guarantor waives all rights and defenses that Guarantor may have because any of the Guaranteed Obligations is secured by real property. This means, among other things: (a) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (b) if Lender forecloses on any real property collateral pledged by Borrower: (i) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because any of the Guaranteed Obligations is secured by real property.

Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

9.            Reinstatement of Guaranty. If this guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Lender is rescinded or must be returned by Lender to Borrower, this guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

10.            Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Guaranteed Obligations guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Lender.

11.            Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Lender or resulting from Guarantor's performance under this guaranty, are hereby subordinated to the Guaranteed Obligations. In addition to Guarantor's waiver of any right of subrogation as set forth in this guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Lender, Guarantor agrees that, if Lender so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until the Guaranteed Obligations have been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Guaranteed Obligations have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on the Collateral is hereby subordinated to any security interest, lien, or other encumbrance that Lender may have on any such property.

12.            Representations. Guarantor represents that, as of the date hereof:

(a)            Guarantor's correct legal name is as shown next to Guarantor's signature below;

(b)            the address of Guarantor for notice purposes is shown next to Guarantor's signature below;

(c)            this guaranty and the other Loan Documents to which Guarantor is a party are enforceable against Guarantor in accordance with their terms and any instrument or agreement required hereunder or thereunder, when executed and delivered by Guarantor, shall be similarly legal, valid, binding and enforceable against Guarantor; subject, in each case, to (i) applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors’ rights generally, and (ii) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)            to Guarantor’s knowledge, (i) the Financial Information delivered by Borrower or Guarantor to Lender in writing in connection with this guaranty is accurate, correct and sufficiently complete in all material respects to provide Lender true and accurate knowledge of their subject matter, including, without limitation, all material contingent liabilities, and (ii) since the date such Financial Information was provided to Lender, there has been no material adverse change in the financial condition of Guarantor (and, if applicable, such other persons);

(e)            to Guarantor's knowledge, all written information submitted to Lender by or on behalf of Guarantor in connection with this guaranty and the other Loan Documents is correct, complete, and not misleading in any material respect;

Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

(f)             to Guarantor’s knowledge, Guarantor is not the subject of any Judgment; and there is no lawsuit, tax claim or other dispute pending or to Guarantor's knowledge threatened against Guarantor that, if determined adverse to Guarantor, is reasonably likely to have a Material Adverse Effect;

(g)            to Guarantors’ knowledge, Guarantor has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties, except for any such amounts that are being contested in good faith by appropriate proceedings and for which Adequate Reserves have been set aside for the payment thereof;

(h)            Guarantor has not received any notice of violation of any Applicable Laws, and there are no claims, actions, proceedings or investigations pending or to Guarantor's knowledge threatened against Guarantor with respect to any violations of Applicable Laws by Guarantor; and

(i)              Guarantor knows of no event which is, or with notice or lapse of time or both would be, an Event of Default.

13.            SUBMISSIONS. UNLESS GUARANTOR EXPRESSLY STATES OTHERWISE IN WRITING AT THE TIME OF THE SUBMISSION OR REASONABLY PROMPTLY THEREAFTER, GUARANTOR'S SUBMISSION TO LENDER IN WRITING OF ANY REPORT, RECORD OR OTHER INFORMATION, FROM TIME TO TIME, WHETHER OR NOT REQUIRED UNDER THE LOAN DOCUMENTS, WILL BE DEEMED TO BE ACCOMPANIED BY A REPRESENTATION AND WARRANTY BY GUARANTOR THAT, TO GUARANTOR'S KNOWLEDGE, SUCH REPORT, RECORD OR INFORMATION IS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS, AS OF THE DATE OF SUCH WRITTEN SUBMISSION.

14.            Guarantor Covenants. So long as or any Guaranteed Obligations are unpaid or unsatisfied:

(a)            Subject to the provisions of this Section 14(a) below, Guarantor shall maintain and cause each of its Subsidiaries to maintain proper books of record and account including full, true, and correct entries of all dealings and transactions relating to its and their business and activities, in all material respects in conformity with generally accepted accounting principles ("GAAP"). Notwithstanding this Section 14(a) to the contrary, no Guarantor or Subsidiary of Borrower which is a "disregarded entity" for Federal income tax purposes will be required to maintain separate books of record and account.

(b)            Change in Business. Guarantor shall not engage in any material line of business substantially different from those lines of business conducted by Guarantor on the date hereof or any business substantially related or incidental thereto, without Lender’s prior written consent, such consent not to be unreasonably withheld.

(c)            Reporting Requirements. Promptly (and no later than 30 days) after requested by Lender, Guarantor shall furnish or cause to be furnished to Lender, a balance sheet, income statement, statement of cash flows, a copy of Guarantor's Federal and State income tax return, and all other books, records, financial statements, tax returns, lists of property and accounts, budgets, forecasts, reports, and other information pertaining to the condition or operations of Guarantor requested by Lender. If requested by Lender, any report, record, statements, lists, reports and other information required under this Section 14(c) must be certified to Lender by an Authorized Representative of Guarantor as being true, accurate and complete in all material respects. Notwithstanding the foregoing terms of this Section 14(c), with respect to any Guarantor financial reporting required under SEC or US Treasury rules applicable to Guarantor, such reporting will not be required to be delivered prior to the time required by such SEC rules or US Treasury rules.

(d)            Notice to Lender. Guarantor shall notify Lender of the occurrence of any of the following, promptly, but in any event no later than five days after becoming aware of such occurrence: (i) any lawsuit, tax claim or other dispute if filed or threatened against Guarantor in an amount greater than $1,000,000.00; (ii) any other material dispute between Guarantor and any Governmental Authority; (iii) the failure by Guarantor to comply with the terms and provisions of this guaranty; (iv) any Material Adverse Effect as to Guarantor; and (v) any change in Guarantor's name, legal structure, place of business, or chief executive office.

Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

(e)            Additional Guarantor Covenants. Guarantor shall: (i) comply in all material respects with all Applicable Laws and pay before delinquency, all taxes, assessments, and governmental charges imposed upon the Guarantor or its property, except for any such amounts that are being contested in good faith by appropriate proceedings and for which Adequate Reserves have been set aside for the payment thereof; and (ii) following reasonable prior notification by Lender, at any reasonable time and from time to time, permit Lender or any of its agents or representatives to examine and make copies of and abstracts from the records and books of, and visit the properties of, Guarantor and to discuss the affairs, finances, and accounts of Guarantor with (if Guarantor is other than a natural person) officers, directors, partners, or managers or Guarantor, as applicable; Guarantor's independent accountants; and any other person dealing with Guarantor.

15.            Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this guaranty:

(a)            an Event of Default (as defined in the Loan Agreement);

(b)            Guarantor fails to pay any of the Guaranteed Obligations within three (3) Business Days after demand by Lender therefor; and

(c)            Guarantor revokes this guaranty (or attempts to revoke this guaranty) or this guaranty becomes ineffective for any reason.

16.            Remedies. Upon the occurrence of and during the continuance of an Event of Default, Lender shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all Applicable Law. Without limitation, to the extent permitted by law, Lender may, at its option and without notice or demand, while any Event of Default exists and is continuing: (a) declare any Guaranteed Obligations due and payable at once; and (b) to the maximum extent permitted by Applicable Law, take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Lender may impose reasonable conditions upon any such sale; and set off against any or all liabilities of Guarantor all money owed by Lender or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Lender all money owed by Lender in any capacity to Guarantor. Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. If exercised by Lender, Lender shall be deemed to have exercised its right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. Notwithstanding the foregoing provision of this paragraph, in the event of an actual or deemed entry of an order for relief with respect to Guarantor under the Federal Bankruptcy Code, the Guaranteed Obligations shall automatically become due and payable. If Guarantor fails to pay in accordance with this guaranty, then Guarantor shall pay all of Lender's costs and expenses, including Legal Fees incurred in enforcing this guaranty or any other remedy of Lender under this guaranty.

17.            Information Regarding Borrower and the Collateral. Before signing this guaranty, Guarantor investigated the financial condition and business operations of Borrower, the present and former condition, uses and ownership of the Collateral, and such other matters as Guarantor deemed appropriate to assure itself of Borrower's ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrower's ability to pay and perform its obligations to Lender. Lender has no duty to disclose to Guarantor any information which Lender may have or receive about Borrower's financial condition or business operations, the condition or uses of the Collateral, or any other circumstances bearing on Borrower's ability to perform.

Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

18.            Revival and Reinstatement. If Lender is required to pay, return or restore to Borrower or any other person any amounts previously paid on the Loan because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Lender shall continue with regard to such amounts, all as though they had never been paid.

19.            Expenses. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, pay any tax, assessment, or other governmental levy, any insurance premium or any other expense or charge required to be paid or caused to be paid by Guarantor under the terms of any Collateral Document, if any, to which Guarantor is a party (and not timely paid by Guarantor) (those Collateral Documents, "Guarantor Collateral Documents" and all such payments, "Lender Advancements") upon Guarantor’s failure to timely pay same. Guarantor shall pay on demand (a) Lender Advancements; (b) all reasonably documented costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of the Loan Documents to which Guarantor is a party or required under any Loan Document to which Guarantor is a party (including Legal Fees incurred in connection with the preparation of the Loan Documents and advising Lender as to its rights); (c) the cost of any credit verification reports and field examinations of Guarantor's books and records, inspections of the Collateral granted by Guarantor under any Guarantor Collateral Documents, if any; appraisals and reappraisals of the Collateral granted by Guarantor under any Guarantor Collateral Documents, if any, required by Lender, surveys and environmental site assessments of the Real Estate, and title insurance required by Lender, and appraisals and reappraisals of the Collateral granted by Guarantor required by Lender; (d) all reasonable costs and expenses incurred by Lender in connection with enforcement of the Loan Documents to which Guarantor is a party or required under any Loan Document to which Guarantor is a party, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise, including in the context of any Insolvency Proceeding; (e) all sums advanced or spent by Lender for the maintenance or preservation of the Collateral granted by Guarantor under any Guarantor Collateral Document, if any; and (f) all other expenditures that Lender may make under the provisions of the Loan Documents or for the benefit of Guarantor, including Legal Fees.

20.            Additional and Independent Obligations. Guarantor's obligations under this guaranty are in addition to its obligations under any other existing or future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Lender. Guarantor's obligations under this guaranty are independent of those of the Borrower. Lender may bring a separate action, or commence a separate reference or arbitration proceeding against Guarantor without first proceeding against the Borrower, any other person or any security that Lender may hold, and without pursuing any other remedy. The rights of Lender under this guaranty shall not be exhausted by any action by Lender until the Guaranteed Obligations have been paid and performed in full.

21.            Accounting Matters. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Guarantor shall not change the manner in which either the last day of its fiscal year or the last days of the first three fiscal quarters of its fiscal years is calculated without providing Lender with reasonable prior notice thereof.

22.            Notices. All notices, approvals, consents, and other communications under this guaranty ("Notices") must be given in accordance with and will be subject to the terms and provisions of the Loan Agreement. Notices must be mailed or delivered, if to Guarantor, to the address adjacent Guarantor’s signature below; if to Lender, to BRIGHTHOUSE LIFE INSURANCE COMPANY, c/o MetLife Investment Management, LLC, 10801 Mastin Blvd., Ste 700, Overland Park, KS 66210, Attn: Director, LMG, with a copy to MetLife Investment Management, LLC, 10801 Mastin Blvd, Ste. 700, Overland Park, KS 66210, Attn: Director, CRO, with a copy to MetLife Investment Management, LLC, 10801 Mastin Blvd., Ste. 700, Overland Park, KS 66210, Attn: Law Department; and in the case of any other Person, to the address designated by that Person in a notice to Guarantor and Lender.

Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

23.            General. This guaranty may be executed in counterparts, each of which will be an original and all of which together are deemed one and the same instrument. This guaranty shall be interpreted in light of the Drafting Conventions, which conventions are incorporated herein by this reference. No provision or waiver in this guaranty shall be construed as limiting the generality of any other waiver contained in this guaranty. Each Party has participated in negotiating and drafting this guaranty, so if an ambiguity or a question of intent or interpretation arises, this guaranty is to be construed as if the parties had drafted it jointly, as opposed to being construed against a Party because it was responsible for drafting one or more provisions of this guaranty. The Secured Obligation Documents shall inure to the benefit of and shall be binding upon the parties and their respective heirs, personal representatives, successors and assigns; provided, that Guarantor shall not assign its rights or obligations hereunder without Lender's consent. Lender may transfer all or any portion of its rights under this guaranty and the Loan Documents to any other Person. Lender may disclose to any actual or proposed transferee any information that Guarantor has delivered to Lender in connection with the negotiation of this guaranty or pursuant to the Loan Documents; and Guarantor shall cooperate fully with Lender in providing that information to any actual or proposed transferee. All rights and remedies under this guaranty and the Secured Obligation Documents are cumulative, and the exercise of any one or more of them does not constitute an election of remedies. Any provision of any Secured Obligation Document which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of that Secured Obligation Document or affecting the validity or enforceability of that provision in any other jurisdiction; except that if such provision relates to the payment of any monetary sum, then Lender may, at its option, declare all Guaranteed Obligations immediately due and payable. This guaranty may not be amended, changed, modified, altered or terminated without the prior written consent of Lender.

24.            Optically Imaged Reproductions. Lender may make an optically imaged reproduction of any or all Loan Documents and, at its election, destroy the original or originals. Guarantor consents to the destruction of the original or originals and agrees that a copy of the optically imaged reproduction of any Loan Document will be the equivalent of and for all purposes constitute an "original" document. For purposes of this section, "for all purposes" includes use of the optically imaged reproduction (a) to prove the content of the original document at trial, mediation, arbitration or administrative hearing; (b) for any business purpose; (c) for internal or external audits and/or examination by or on behalf of Governmental Authorities; (d) in canceling or transferring any document; and (e) in conjunction with any other transaction evidenced by the original document.

25.            Entire Agreement. This guaranty and the other Secured Obligation Documents required under this guaranty, collectively: (a) represent the sum of the understandings and agreements between Lender and Guarantor concerning this credit; (b) replace any prior oral or written agreements between Lender and Guarantor concerning this credit; and (c) are intended by Lender and Guarantor as the final, complete and exclusive statement of the terms agreed to by them. In the event of any conflict between this guaranty and any other agreements required by this guaranty, this guaranty will prevail.

26.            Governing Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (THE "GOVERNING LAW STATE") WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF. THE PARTIES UNDERSTAND, AGREE AND ACKNOWLEDGE THAT (1) NEGOTIATION, AGREEMENT AND PERFORMANCE OF THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS HAVE SIGNIFICANT AND SUBSTANTIAL CONTACTS WITH THE GOVERNING LAW STATE, (2) IT IS CONVENIENT TO BOTH PARTIES TO SELECT THE LAW OF THE GOVERNING LAW STATE TO GOVERN THE LOAN DOCUMENTS AND THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS, (3) THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS BEAR A REASONABLE CONNECTION TO THE LAWS OF THE GOVERNING LAW STATE, (4) THE CHOICE OF THE INTERNAL LAWS OF THE GOVERNING LAW STATE WAS MADE FOR GOOD AND VALID REASONS, AND (5) SUCH CHOICE CONSTITUTES GOOD AND VALUABLE CONSIDERATION FOR LENDER TO ENTER INTO THE TRANSACTIONS EVIDENCED BY THIS GUARANTY AND LENDER HAS ENTERED INTO SUCH TRANSACTION IN RELIANCE ON SUCH CHOICE.

Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

27.            JURISDICTION AND VENUE.

(a)            GUARANTOR IRREVOCABLY AGREES THAT, AT THE OPTION OF LENDER, ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH  THIS GUARANTY IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY OR ADVISABLE IN CONNECTION WITH AN EXERCISE OF REMEDIES BY SUCH PERSON UNDER THE LOAN DOCUMENTS.

(b)            GUARANTOR HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN THIS GUARANTY. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST GUARANTOR IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

28.            WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN OR THE LENDER/GUARANTOR RELATIONSHIP THAT IS BEING ESTABLISHED UNDER THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION  28 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN MADE. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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Farmland Partners Inc.

RLOC 2022

Loan no. 2002255

Guaranty – FP OP

[SIGNATURE PAGE TO FP OP GUARANTY]

Guarantor has executed this guaranty effective as of the day and year first written above.

GUARANTOR

FARMLAND PARTNERS OPERATING PARTNERSHIP, LP,
Address for notices:	a Delaware limited partnership
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237	By:	FARMLAND PARTNERS OP GP, LLC, a Delaware
Attention: Chief Financial Officer		limited liability company, as General Partner

		By:	FARMLAND PARTNERS INC., a Maryland
corporation, as Member

			By:	/s/ Luca Fabbri
LUCA FABBRI
President

[SIGNATURE PAGE TO GUARANTY]

Farmland Partners Inc.

RLOC 2022

Loan no. 202721

Guaranty – FP OP